Exhibit 10.3

SECURITIES PURCHASE AGREEMENT

Dated as of September 19, 2011

of

BIOSIG TECHNOLOGIES, INC.

IMPORTANT NOTICES TO INVESTORS

THIS SECURITIES PURCHASE AGREEMENT (THE “AGREEMENT”) WAS PREPARED SOLELY BY BIOSIG TECHNOLOGIES, INC. (THE “COMPANY”) TO PROVIDE TO POTENTIAL PURCHASERS OF THE SECURITIES OFFERED HEREBY.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE, INVOLVE A HIGH DEGREE OF RISK AND SHOULD ONLY BE PURCHASED BY PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CAREFULLY READ AND EVALUATE THE INFORMATION SET FORTH IN THIS AGREEMENT BEFORE PURCHASING ANY OF SUCH SECURITIES.

THIS AGREEMENT CONTAINS SUMMARIES OF CERTAIN DOCUMENTS PREPARED BY THE COMPANY BUT REFERENCE IS HEREBY MADE TO SUCH DOCUMENTS FOR COMPLETE INFORMATION CONCERNING THE RIGHTS AND OBLIGATIONS OF THE PARTIES THERETO.  COPIES OF SUCH DOCUMENTS ARE AVAILABLE AT THE OFFICES OF THE COMPANY.  ALL OF SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY THIS REFERENCE.

SALES OF THE SECURITIES OFFERED HEREBY WILL ONLY BE MADE TO U.S. PERSONS WHO ARE “ACCREDITED INVESTORS,” AS DEFINED IN RULE 506 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  EACH INVESTOR WILL BE REQUIRED TO REPRESENT AND WARRANT THAT EACH SUCH INVESTOR IS AN “ACCREDITED INVESTOR” TO ESTABLISH “ACCREDITED INVESTOR” STATUS UNDER THE U.S. SECURITIES ACT.  EACH U.S. PERSON WHO DESIRES TO PURCHASE THE SECURITIES WILL BE REQUIRED TO COMPLETE AND FURNISH TO THE COMPANY THE “CONFIDENTIAL PURCHASER QUESTIONNAIRE” ATTACHED HERETO AND MADE A PART HEREOF.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND/OR ANY OTHER UNITED STATES OR FOREIGN JURISDICTION, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OF THE SECURITIES (THE “OFFERING”) OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SECURITIES WILL BE OFFERED FOR A PERIOD OF 60 DAYS FROM THE DATE HEREOF, SUBJECT TO A 60-DAY FURTHER EXTENSION.

EXCEPT AS OTHERWISE INDICATED, THIS AGREEMENT SPEAKS AS OF THE DATE HEREOF.  NEITHER THE DELIVERY OF THIS AGREEMENT NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF, AMONG OTHER ITEMS, THE COMPANY, MANAGEMENT OF THE COMPANY, THE FINANCIAL POSITION OF THE COMPANY, THE SECURITIES BEING OFFERED HEREBY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

BY EXECUTING THIS AGREEMENT, EACH INVESTOR REPRESENTS THAT IT IS FAMILIAR WITH AND UNDERSTANDS THE TERMS OF THE OFFERING AND THE SECURITIES AND THAT IT OR ITS PURCHASER REPRESENTATIVES HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT IT IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THE SECURITIES BEING OFFERED HEREBY.

THIS AGREEMENT IS MADE AVAILABLE ON A CONFIDENTIAL BASIS FOR USE BY A LIMITED NUMBER OF PROSPECTIVE ACCREDITED INVESTORS SOLELY IN CONNECTION WITH THEIR CONSIDERATION OF THE PURCHASE OF THE SECURITIES BEING OFFERED HEREBY. THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY TO ANY PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL. ANY REPRODUCTION OR DISTRIBUTION OF THIS AGREEMENT, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY DISTRIBUTION OF THIS AGREEMENT TO ANY PERSON OTHER THAN THE OFFEREE TO WHICH IT IS PROVIDED IS UNAUTHORIZED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY BE IN VIOLATION OF U.S. AND/OR U.S. STATE SECURITIES LAWS.

NO REPRESENTATIONS OR WARRANTIES OF ANY KIND ARE MADE OR INTENDED TO BE MADE, NOR SHOULD ANY BE INFERRED, WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, OR THE TAX ATTRIBUTES OF AN INVESTMENT IN THE SECURITIES BEING OFFERED HEREBY. EACH PROSPECTIVE INVESTOR MUST CONSULT HIS, HER OR ITS OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO LEGAL, TAX, ECONOMIC AND RELATED MATTERS CONCERNING AN INVESTMENT IN THE SECURITIES BEING OFFERED HEREBY AND THE SUITABILITY OF SUCH AN INVESTMENT FOR THE PROSPECTIVE INVESTOR.

PROSPECTIVE INVESTORS ARE ENCOURAGED TO AVAIL THEMSELVES OF THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE WRITTEN ANSWERS FROM, THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THE OFFERING, THE SECURITIES, THE FINANCIAL POSITION OF THE COMPANY, THE BUSINESS OF THE COMPANY AND TO OBTAIN ADDITIONAL WRITTEN INFORMATION REGARDING THE COMPANY AND THE OFFERING, TO THE EXTENT POSSESSED OR OBTAINABLE BY THE COMPANY WITHOUT UNREASONABLE EFFORT OR EXPENSE. THE PROSPECTIVE INVESTORS AGREE TO ADVISE THE COMPANY IN WRITING IF THEY ARE RELYING UPON ANY SUCH INFORMATION.

BEFORE DECIDING TO INVEST IN THE OFFERING, PROSPECTIVE INVESTORS SHOULD CAREFULLY READ THIS ENTIRE AGREEMENT, INCLUDING ALL OF ITS EXHIBITS AND THE DOCUMENTS INCORPORATED HEREIN BY THIS REFERENCE.

THE COMPANY IS PROVIDING THIS AGREEMENT AT YOUR REQUEST.  THE AGREEMENT IS CONFIDENTIAL. YOU MAY NOT REPRODUCE THE AGREEMENT, IN WHOLE OR IN PART, AND YOU MAY NOT DISTRIBUTE THE AGREEMENT OR DISCLOSE ANY OF ITS CONTENTS TO ANY OTHER PERSON.  THE COMPANY HAS PROVIDED THE INFORMATION CONTAINED IN THE AGREEMENT.  THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION, AND NOTHING CONTAINED IN THIS AGREEMENT OR THE DOCUMENTS DELIVERED HEREWITH IS, OR WILL BE RELIED UPON AS, A PROMISE OR REPRESENTATION BY THE COMPANY.

NO GENERAL SOLICITATION WILL BE CONDUCTED AND NO OFFERING LITERATURE OR ADVERTISING IN ANY FORM WILL OR MAY BE EMPLOYED IN THE OFFERING, EXCEPT FOR THIS AGREEMENT (INCLUDING AMENDMENTS OR SUPPLEMENTS HERETO) AND THE DOCUMENTS SUMMARIZED HEREIN.  NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS AGREEMENT OR THE DOCUMENTS SUMMARIZED HEREIN AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON.

THE COMPANY RESERVES THE RIGHT TO ACCEPT OR REJECT ANY SUBSCRIPTION FOR THE SECURITIES OFFERED HEREBY, FOR ANY REASON OR FOR NO REASON, IN WHOLE OR IN PART, OR TO ALLOT TO ANY PROSPECTIVE INVESTOR FEWER THAN THE NUMBER OF SECURITIES SUCH INVESTOR HAS SUBSCRIBED TO PURCHASE.

THIS OFFERING MAY BE WITHDRAWN AT ANY TIME BEFORE TERMINATION AND IS SPECIFICALLY MADE SUBJECT TO THE TERMS DESCRIBED IN THE AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND MUST NOT BE RELIED UPON.

BY ACCEPTING DELIVERY OF THIS AGREEMENT, YOU REPRESENT, WARRANT TO THE COMPANY THAT YOU FULLY UNDERSTAND AND AGREE TO ALL OF THE ABOVE.

BY ACCEPTING DELIVERY OF THIS AGREEMENT AND THE “CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES A PREFERRED STOCK” ATTACHED HERETO AS EXHIBIT A AND MADE A PART HEREOF (COLLECTIVELY, THE “TRANSACTION DOCUMENTS”) AND READING THE INFORMATION CONTAINED WITHIN, YOU REPRESENT AND WARRANT THAT YOU AGREE AND UNDERSTAND THAT INFORMATION CONTAINED HEREIN IS MATERIAL, NON-PUBLIC INFORMATION.  YOU FURTHER AGREE (I) TO KEEP CONFIDENTIAL THE CONTENTS OF THE TRANSACTION DOCUMENTS AND NOT TO DISCLOSE THE SAME TO ANY THIRD PARTY OR OTHERWISE USE THE SAME FOR ANY PURPOSE OTHER THAN AN EVALUATION BY YOU OF A POTENTIAL PRIVATE INVESTMENT IN THE COMPANY, AND (II) TO RETURN THE SAME TO THE COMPANY IF (A) YOU DO NOT SUBSCRIBE TO PURCHASE ANY SECURITIES, (B) YOUR SUBSCRIPTION IS NOT ACCEPTED, OR (C) THE OFFERING IS TERMINATED OR WITHDRAWN.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

THIS TRANSACTION DOCUMENTS INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF VARIOUS PROVISIONS OF THE SECURITIES ACT AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE “EXCHANGE ACT”). ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, INCLUDED IN THE TRANSACTION DOCUMENTS WHICH ADDRESS FUTURE ACTIVITIES, EVENTS, OR DEVELOPMENTS, INCLUDING BUT NOT LIMITED TO SUCH THINGS AS FUTURE REVENUES, POTENTIAL MARKET, PRODUCT AND TECHNOLOGY DEVELOPMENT, MARKET ACCEPTANCE, RESPONSES FROM COMPETITORS, CAPITAL EXPENDITURES (INCLUDING THE AMOUNT AND NATURE THEREOF), BUSINESS STRATEGY AND MEASURES TO IMPLEMENT STRATEGY, COMPETITIVE STRENGTHS, GOALS, EXPANSION AND GROWTH OF THE COMPANY’S BUSINESS AND OPERATIONS, PLANS, REFERENCES TO FUTURE SUCCESS AND OTHER SUCH MATTERS, ARE “FORWARD-LOOKING STATEMENTS.” THESE STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PREDICTIONS, INCLUDING EVENTS OR PREDICTIONS RELATING TO THE COMPANY’S FUTURE FINANCIAL PERFORMANCE, AND ARE GENERALLY IDENTIFIABLE BY THE USE OF SUCH WORDS AS “MAY,” “WILL,” “SHOULD,” “EXPECT,” “PLAN,” “ANTICIPATE,” BELIEVE,” “FEEL,” “CONFIDENT,” “ESTIMATE,” “PREDICT,” “POTENTIAL” OR “CONTINUE” OR THE NEGATIVE OF SUCH TERMS OR OTHER VARIATIONS ON THESE WORDS OR COMPARABLE TERMINOLOGY. THESE STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, THAT MAY CAUSE THE COMPANY’S OR ITS INDUSTRY’S ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS.

THESE STATEMENTS ARE BASED ON CERTAIN ASSUMPTIONS AND ANALYSES MADE BY THE COMPANY IN LIGHT OF ITS EXPERIENCE AND ITS ASSESSMENT OF HISTORICAL TRENDS, CURRENT CONDITIONS AND EXPECTED FUTURE DEVELOPMENTS AS WELL AS OTHER FACTORS IT BELIEVES ARE APPROPRIATE IN THE CIRCUMSTANCES. HOWEVER, WHETHER ACTUAL RESULTS WILL CONFORM TO THE COMPANY’S EXPECTATIONS AND PREDICTIONS IS SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY EXPECTED OR PREDICTED RESULTS, INCLUDING BUT NOT LIMITED TO: THE COMPANY’S ABILITY TO CONSUMMATE AND SUSTAIN ITS BUSINESS STRATEGY, DEVELOP ITS TECHNOLOGY, GENERAL ECONOMIC, MARKET OR BUSINESS CONDITIONS; THE OPPORTUNITIES (OR LACK THEREOF) THAT MAY BE PRESENTED TO AND PURSUED BY THE COMPANY; COMPETITIVE ACTIONS BY OTHER COMPANIES, AND OTHER FACTORS, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. CONSEQUENTLY, ALL OF THE FORWARD-LOOKING STATEMENTS MADE IN THE TRANSACTION DOCUMENTS ARE QUALIFIED BY THESE CAUTIONARY STATEMENTS AND THERE CAN BE NO ASSURANCE THAT THE ACTUAL RESULTS ANTICIPATED BY THE COMPANY WILL BE REALIZED OR, EVEN IF SUBSTANTIALLY REALIZED, THAT THEY WILL HAVE THE EXPECTED CONSEQUENCES TO OR EFFECTS ON THE COMPANY OR ITS BUSINESS OR OPERATIONS. THE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS AGREEMENT AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS. YOU SHOULD CAREFULLY REVIEW ALL OF THE INFORMATION SET FORTH HEREIN.

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of September 19, 2011 by and among BioSig Technologies, Inc., a Delaware corporation (the “Company”), and each of the purchasers identified on Schedule I hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company is a newly formed entity and the surviving corporation of a merger with BioSig Technologies, Inc., a Nevada corporation.

WHEREAS, when used in this Agreement, unless expressly provided herein to the contrary, the term the “Company” refers to BioSig Technologies, a Delaware corporation and BioSig Technologies, Inc., a Nevada corporation.

WHEREAS, the Company is offering (the “Offering”) for sale solely to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), up to $1,000,000 of its shares of Series A Preferred Stock (the “Shares”) at a purchase price of $5,000 per Share.

WHEREAS, the Company may retain one or more agents, each of which shall be a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of FINRA (any such entity, an “Agent”) to assist in the sale of the Shares.

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Purchasers hereby agree as follows:

ARTICLE I.
PURCHASE AND SALE OF SERIES A PREFERRED STOCK

Section 1.01 Purchase and Sale of Stock. Upon the following terms and conditions, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, that number of Shares as is set forth on Schedule I hereto, at a price per Share equal to $5,000. The designation, rights, preferences and other terms and provisions of the Series A Preferred Stock are set forth in the Certificate of Designation, Preferences, Rights and Limitations of Series A Preferred Stock appended hereto as Exhibit A (the “Certificate of Designation”).

Section 1.02 Closing; Delivery.

(a) Initial Closing.  The initial closing of the purchase and sale of the Shares hereunder (the “Initial Closing”) shall occur concurrently with the execution of this Agreement by the Company and the Purchasers. In particular, immediately following execution of this Agreement by the Purchasers and the Company, each Purchaser shall transmit to the Company, via wire transfer of immediately available funds, such Purchaser’s total purchase price hereunder, and the Company shall deliver to each Purchaser a stock certificate for the number of Shares purchased hereunder by each such Purchaser.

(b) Subsequent Sales.  Following the Initial Closing, the Company may conduct one or more additional closings (each an “Additional Closing”) and sell to the Purchasers therein up to $1,000,000 in Shares (minus the face amount of the Shares sold in the Initial Closing).  Any Purchasers at any Additional Closing shall become a party to this Agreement and shall have the rights and obligations hereunder.  At any Additional Closing, each Purchaser shall transmit to the Company, via wire transfer of immediately available funds, such Purchaser’s total purchase price hereunder, and the Company shall deliver to each Purchaser a stock certificate for the number of Shares purchased hereunder by each such Purchaser.  The Initial Closing and any Additional Closings are collectively referred to as the “Closings”).

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

Section 2.01 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as of the date hereof and as of each Closing, that:

(a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have material adverse effect on the business, operations, assets, properties or financial condition of the Company and its subsidiaries, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to perform any of its obligations under the Transaction Documents (as defined below) in any material respect (each, a “Material Adverse Effect”).

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Certificate of Designation (together, the “Transaction Documents”) and to issue and sell the Shares in accordance with the terms hereof and otherwise carry out its obligations thereunder. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. The Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Issuance of Shares. The Shares to be issued in conformity with the terms of this Agreement and the shares of common stock, par value $.001 par value per share, of the Company (the “Common Stock”), issuable upon conversion of the Shares, have been duly authorized by all necessary corporate action and the Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and non-assessable and be entitled to the rights and preferences set forth in the Certificate of Designation.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Transaction Documents and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) conflict with or violate any provision of the Company’s Certificate of Incorporation or Bylaws, each as amended through the date of each Closing, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its properties or assets are bound or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company are bound or affected, except, in all cases other than violations pursuant to clause (i) above, for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(e)           Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of its “affiliates” (as defined in Rule 144 of the Securities Act), nor of the shareholders of the Company, other than such consent, approval or authorization as has already been obtained, is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Shares.

(f)           Litigation.  There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents.   There is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined would have a Material Adverse Effect.

(g)           Defaults.   The Company is (i) not in default under or in violation of any agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect or (ii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(h)           No Undisclosed Liabilities.  The Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company’s businesses and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(i)           Capitalization. As of each Closing, the authorized capital stock of the Company shall consist solely of (i) 1,000,000 shares of preferred stock, of which only Shares issued pursuant to this Agreement shall be issued and outstanding and (i) 10,000,000 shares of the Common Stock, of which 8,750,000 shares are issued and outstanding. All of the outstanding shares of the capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

(j)           Capital Stock, Etc.  There are no (i) shares of capital stock that are entitled to registration rights; (ii) outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or (iii) contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company.  The Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities.  The Company is not a party to, and it has no knowledge of, any agreement restricting the voting of any shares of the capital stock of the Company, or restricting the transfer of the Shares.

(k)           Books and Records. The books and records of the Company accurately reflect in all material respects the information relating to the business of the Company, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

(l)           Absence of Certain Changes.  Since its formation on February 24, 2009, there has been no Material Adverse Effect, except as disclosed to the Purchasers. Since February 24, 2009, the Company has not: (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts owed to the Company by any third party  or claims of the Company against any third party, except in the ordinary course of business consistent with past practices; (v) suffered the loss of any material amount of existing business; (vi) made any increases in employee compensation, except in the ordinary course of business, in a manner consistent with similarly situated companies; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

(m)           Transactions with Affiliates and Employees.  None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $5,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(n)           Tax Status.  The Company has accurately prepared and filed all foreign, federal, state income and all other Tax Returns, reports and declarations required by law to be paid or filed by it by any jurisdiction to which the Company is subject, has paid or made provisions for the payment of all Taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company for all current Taxes and other charges to which the Company is subject and which are not currently due and payable.  None of the federal income Tax Returns of the Company have been audited by the Internal Revenue Service.  The Company has no knowledge of any additional assessments, adjustments or contingent Tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company for any period, nor of any basis for any such assessment, adjustment or contingency.  The Company has complied in all material respects with all applicable legal requirements relating to the payment and withholding of Taxes and, within the time and in the manner prescribed by law, has withheld from wages, fees and other payments, and paid over to the proper governments or regulatory authorities, all amounts required.

For purposes of this Section 2.01(n), “Tax” means any and all taxes, charges, fees, levies or other assessments, including, without limitation, local and/or foreign income, net worth, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, share capital, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, service, service use, transfer, registration, recording, ad-valorem, value-added, alternative or add-on minimum, estimated, or other taxes, assessments or charges of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, and “Tax Return” means any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

(o)           Prior Sales of Securities.  All prior sales and issuances of securities by the Company were either properly registered under the Federal and/or State securities laws or issued pursuant to an exemption therefrom and all such sales were all done in accordance with all laws, rules and regulations and no person/entity has any rescission and/or similar rights with respect to any shares of capital stock of the Company.  The Company has no matured and/or unmatured rescission and/or similar rights to its shareholders.

(p)           Subsidiaries.  The Company has no subsidiaries.

(q)           Survival.  The foregoing representations and warranties shall survive for a period of one (1) year following the final Closing.

Section 2.02 Representations and Warranties of the Purchasers. Each of the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other Purchaser:

(a) Organization and Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Authorization and Power. Each Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Purchase For Own Account. Each Purchaser is acquiring the Shares solely for its own account and not with a view to or for sale in connection with distribution. Each Purchaser does not have a present intention to sell the Shares, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Shares to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.02(g) below, such Purchaser does not agree to hold the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares and that it has been given full access to such records of the Company and its subsidiaries and to the officers of the Company and its subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

(d) Opportunities for Additional Information. Each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser’s personal knowledge of the Company’s affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in the Transaction Documents.

(e) No General Solicitation. Each Purchaser acknowledges that the Shares were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(f) Rule 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered for resale under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(g) General. Such Purchaser understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirement of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Shares.

(h) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(i) Status of Purchasers. Such Purchaser is an “accredited investor” as defined in Regulation D. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer.

ARTICLE III.

OTHER AGREEMENTS OF THE PARTIES

Section 3.01 Transfer Restrictions.

(a) The Purchasers covenant that the Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of any Shares other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144 at such time that the Company is not required to be in compliance with Rule 144(c) and any other limitations or requirements set forth in Rule 144, the Company may require the transferor to provide the Company with an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

(b) The Purchasers agree to the imprinting of the following legend on any certificate evidencing the Shares (in addition to any legend required by applicable state securities or “blue sky” laws):

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

Section 3.02 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers.

Section 3.03 Agent; Compensation.

(a)           The Company may engage one or more Agents to act as a placement agent in connection with this Agreement, which the Company shall in any such case compensate as provided in Section 3.03(b).

(b)           The Agent, if any, will at each Closing be (i) paid a cash commission of up to ten percent (10%) of the gross dollar amount of the Shares sold in such Closing, and (ii) issued a warrant (the “Agent Warrant”) to purchase that number of Shares equal to seven percent (7%) of the number of Shares sold in such Closing, which Agent Warrants shall be exercisable for a period of five (5) years from the Closing Date at an exercise price equal to $5,000 per Share.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 Fees and Expenses. The Company shall pay all fees and expenses, including, but not limited to, the legal fees of any Agent’s legal counsel including, but not limited to, for blue sky work, which legal fees shall be $15,000 in the aggregate (excluding state filing fees and other expenses), as well as its own fees and expenses, including but not limited to the fees and expenses of each such parties’ advisors, counsel, accountants and other experts, if any, and all other expenses incurred incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Shares pursuant hereto.

Section 4.02 Specific Enforcement.  The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

Section 4.03 Entire Agreement; Amendment. This Agreement (including all exhibits and schedules hereto) and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchasers holding a majority of the Shares then outstanding and held by Purchasers, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding.

Section 4.04 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy, e-mail or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

(a) If to the Company:

BioSig Technologies, Inc.
10161 Park Run Drive, Suite 150
Las Vegas, Nevada 89145
Attention: Chief Executive Officer
Fax No.: (702) 851-5893

with copies to:

Haynes and Boone, LLP
30 Rockefeller Plaza, 26th Floor
New York, New York 10112
Attention: Rick A. Werner, Esq.
Fax No.: (212) 884-8234

(b) If to any Purchaser at the address of such Purchaser set forth on the signature pages hereto.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 4.05 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 4.06 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 4.07 Successors and Assigns; Restrictions on Transfer. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers holding a majority of the Shares then outstanding and held by Purchasers.

Section 4.08 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 4.09 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all rights to a trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 4.10 Survival. The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Initial Closing or any Additional Closing, as applicable, hereunder for the applicable statute of limitations period.

Section 4.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Section 4.12 Severability. The provisions of this Agreement and the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 4.13 Further Assurances. Upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Shares and the Certificate of Designation.

Section 4.14 Like Treatment of Purchasers. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the Purchasers then holding Shares. Further, the Company shall not make any payments or issue any securities to the Purchasers in amounts which are disproportionate to the respective numbers of outstanding Shares held by any Purchasers at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of the Shares or otherwise.

Section 4.15 Agent Warrants; Certificates.  The Agent Warrants, if any, and the certificates evidencing the Shares shall be deliverable to each Purchaser and/or the Agent, as the case may be, no later than five (5) business days after each Closing in which the Purchaser purchased the Shares and the Agent became entitled to Agent Warrants.

 [SIGNATURE PAGES FOLLOWS]

Company Signature Page

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an authorized signatory as of the date first above written.

BIOSIG TECHNOLOGIES, INC.

By:   /s/ Kenneth L. Londoner
 Name: Kenneth L. Londoner
 Title:  Chairman & CEO

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of May__, 2011 (the “Purchase Agreement”) by and among BioSig Technologies, Inc. and the Purchasers (as defined therein), as to the number of Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser:

By:
 Name:
 Title:

Address:

Telephone No.: _________________________

Facsimile No.:

Email Address: _________________________

Number of Shares:

Aggregate Purchase Price: $

Tax ID No.

Delivery Instructions (if different than above):

c/o: ____________________________________________________________

Address: ________________________________________________________

 ______________________________________________________________

Telephone No.: ___________________________________________________

Facsimile No. : ___________________________________________________

Other Special Instructions: ___________________________________________

Schedule I

List of Purchasers

Name	Shares
Sterne Agee & Leach Inc C/F Edwin A Schermerhorn ROTH IRA	10
Philip J Schwartz & Barbara J Schwartz JTIC	5
Rex A Jones	20
Pamela V Yazgi	4
Nabil M. Yazgi	20
John L Sommer and Michelle D Sommer JT TEN	20
Gonzalo A Salgueiro	5
David W Macurdy	4
Gregory J Bunkers	2
Burton Mark Paull	5
Robert J Gray	5
Martin F Sauer	10
Nabil M. Yazgi	15
L Dean Fox	5
Timothy E Lemaster	5
Gonzalo A Salgueiro	10
Marvin S Rosen	14.4
Alan A Fisco	5
Ben J Yoesel	5
George Elefther & Karin Alexa Elefther JTWROS	5
George M Zelinski	5
Mark G Boulanger	5

Total outstanding	184.4

Exhibit A

CERTIFICATE OF DESIGNATION, PREFERENCES,
RIGHTS AND LIMITATIONS

OF

SERIES A PREFERRED STOCK

OF

BIOSIG TECHNOLOGIES, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware, BioSig Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (herein referred to as the “Corporation”),

DOES HEREBY CERTIFY:

That, pursuant to authority conferred upon the Board of Directors of the Corporation (the “Board of Directors”) by the Certificate of Incorporation of the Corporation, as amended, and pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors, by written unanimous consent dated August 30, 2011, duly adopted a resolution providing for the issuance of a series of two hundred (200) shares of the Corporation’s Preferred Stock, par value $0.001 per share, to be designated “Series A Preferred Stock” and fixing the voting powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, which resolution is as follows:

RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors in accordance with the provisions of its Certificate of Incorporation, as amended, there shall be established and authorized for issuance a series of the Corporation’s Preferred Stock, par value $0.001 per share, designated, and herein referred to as, “Series A Preferred Stock,” consisting of two hundred (200) shares, and having the voting powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations or restrictions set forth below:

1. Definitions.  In this Certificate of Designation designating the Series A Preferred Stock:

“Junior Stock” means the Corporation’s Common Stock, par value $0.001 per share (the “Common Stock”), and to all other classes and series of equity securities of the Corporation which by their terms do not rank senior to the Preferred Stock.

“Qualified IPO” means the sale of the Corporation’s Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), other than a registration relating solely to a transaction under Rule 145 under the Securities Act (or any successor thereto) or to an employee benefit plan of the Corporation, in which the aggregate gross proceeds to the Corporation and/or any selling stockholders (before deduction for underwriters’ discounts and expenses relating to the issuance) exceed $20,000,000.

“Stated Value” means $5,000 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction).

2. Dividends.

(a) Series A Preferred Stock Dividend Preference.  The holders of Series A Preferred Stock, in preference to the holders of Junior Stock, shall be entitled to receive, but only out of any funds legally available for the declaration of dividends, cumulative, preferential dividends payable as provided in paragraph (b) below of this Section 2 at the rate of 5% per annum of the aggregate Stated Value of the shares of Series A Preferred Stock held by such holders. Dividends on shares of Series A Preferred Stock shall accrue and be cumulative from May 31, 2011, regardless of the date when the holder of Series A Preferred Stock actually received such Series A Preferred Stock, and shall accumulate and accrue from day to day thereafter.  Dividends on the Series A Preferred Stock shall accrue on a daily basis, whether or not the Corporation has earnings or surplus at the time.  Accumulated but unpaid dividends shall cumulate as of the dividend payment date on which they first become payable, and interest shall accrue on accumulated but unpaid Series A Preferred Stock dividends at the rate of 5% per annum until paid.  Dividends paid on shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all shares of Series A Preferred Stock at the time outstanding. No dividends or distributions (other than dividends or distributions on Junior Stock payable in Junior Stock) shall be paid upon, or declared or set apart for, the Junior Stock unless and until all cumulative dividends on the then outstanding shares of Series A Preferred Stock have been paid in full.

(b) Payment of Series A Preferred Stock Dividends.  From and after May 31, 2011, cumulative, preferential dividends on outstanding shares of Series A Preferred Stock shall accrue and be payable quarterly, in arrears, beginning on August 31, 2011. Dividends are payable at the option of the Corporation in cash or in shares of Series A Preferred Stock (including fractional shares). If the Corporation elects to pay dividends in shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock to be issued to a holder pursuant to this Section 2(b) shall be an amount equal to the quotient of (i) the amount of the dividend payable to such holder divided by (ii) the Stated Value of a shares of the Series A Preferred Stock then in effect. Fractional shares of Series A Preferred Stock may be issued pursuant to this Section 2.

(c) Junior Stock.  Subject to the Corporation’s complete satisfaction of all of its obligations set forth in paragraphs (a) and (b) above of this Section 2, dividends may be declared and paid on the Junior Stock when and as determined by the Board of Directors, out of any funds legally available for such purposes.

3. Voting Rights.  Except as otherwise provided by law or in this Section 3, the Series A Preferred Stock shall have no voting rights. So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the written affirmative approval of the holders of Series A Preferred Stock then outstanding, directly or indirectly alter or change the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate of Designation.

4. Redemption.

(a) Mandatory Redemption.  On May 31, 2012 (the “Redemption Date”), the Corporation shall redeem all of the then issued and outstanding shares of Series A Preferred Stock, for cash, at a redemption price equal to the Stated Value of a share of Series A Preferred Stock plus an amount equal to all accumulated and unpaid dividends thereon to the Redemption Date (the “Redemption Amount”).

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(b) Redemption Procedures.

(i) Not less than 20 nor more than 60 days prior to the Redemption Date, a written notice specifying the time and place of the redemption and the number of shares to be redeemed shall be given by first-class mail, postage prepaid, to the holders of record of the shares of Series A Preferred Stock to be redeemed at their respective addresses as the same shall appear on the books of the Corporation, calling upon each holder of record to surrender to the Corporation on the Redemption Date at the place designated in the notice his certificate or certificates representing the number of shares specified in the notice of redemption.  Neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders.  Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.  On or after the Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed shall present and surrender its certificate or certificates for such shares to the Corporation at the place designated in the redemption notice, and thereupon the redemption price of the shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof in immediately available funds, and each surrendered certificate shall be canceled.

(ii) If a notice of redemption has been given pursuant to this Section 4 and if, on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the Series A Preferred Stock, then, notwithstanding that any certificates for such shares have not been surrendered for cancellation, on the date that funds for the redemption of the Series A Preferred Stock are actually paid to the holders thereof (the “Payment Date”), dividends shall cease accrue on the shares of Series A Preferred Stock at the close of business on the Payment Date and the holders of such shares shall cease to be stockholders with respect to those shares, shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect thereto, except the right to receive the moneys payable upon such redemption upon surrender of their certificates, and the shares evidenced thereby shall be deemed to be no longer outstanding. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

(iii) If the Corporation shall fail to deliver any or all of the Redemption Price to a holder on the Payment Date, any portion of the Redemption Price payable to such holder hereunder shall accrue interest at the rate of 14% per annum until paid.

(c) Retirement.  Shares of Series A Preferred Stock redeemed by the Corporation shall not be reissued and shall be retired in the manner provided in the General Corporation Law of the State of Delaware.

5. Conversion.  The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

3

(a) Automatic Conversion.  Immediately upon the closing of the earlier of (i)(A) a transaction in which the Corporation, directly or indirectly, merges or consolidates (including by becoming a 90% or more owned subsidiary) with another company that has its common stock approved for quotation on the OTC Bulletin Board maintained by the Financial Industry Regulatory Authority, Inc., any over the counter market maintained by OTC Markets Group Inc. (or any successor), NASDAQ, the NYSE AMEX, the NYSE or any other domestic national stock exchange (“Pubco”) (such transaction, howsoever denominated, the “Reverse Merger”) and (B) Pubco immediately thereafter issues and sells shares of its capital stock and/or securities convertible, exercisable and/or exchangeable into or  for shares of Pubco’s capital stock, or a combination thereof (collectively, “Pubco Securities”), and Pubco receives no less than $5.0 million of aggregate gross proceeds from the sale of such Pubco Securities (the “Pubco Financing”), or (ii) a Qualified IPO, the outstanding shares of Series A Preferred Stock and all accrued but unpaid dividends thereon through and including the date of conversion shall be automatically converted into either Pubco Securities on the same terms as are offered to investors in the Pubco Financing or the securities of the Corporation on the same terms as are offered to investors in the Qualified IPO (the “IPO Securities”) as the case may be, shall be 90% of the purchase price of the (i) Pubco Securities (and if convertible, exercisable and/or exchangeable securities are issued by Pubco to investors, either as all of the Pubco Securities sold and/or issued to investors or as part of the Pubco Securities sold and/or issued to investors in the Pubco Financing, then the conversion price, exercise price and/or exchange price of any such convertible, exercisable or exchangeable Pubco Securities shall also have a 10% discount thereto) or (ii) IPO Securities (and if convertible, exercisable and/or exchangeable securities are sold and/or issued by Pubco, either as all of the IPO Securities sold and/or issued to investors or as part of the IPO Securities sold and/or issued to investors in the Qualified IPO, then the conversion price, exercise price and/or exchange price of any such convertible, exercisable or exchangeable IPO Securities sold in the Qualified IPO, shall also have a 10% discount thereto). The securities issuable to the holders of Series A Preferred Stock upon the conversion of the Series A Preferred Stock are referred to herein as the “Conversion Securities.”

(b) Mechanics of Conversion.  Before any holder of Series A Preferred Stock shall be entitled to convert the same into Conversion Securities, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such stock or, if such certificates are lost, provide the Corporation with fully completed and executed standard lost stock affidavits.  The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, appropriate corporate documentation evidencing the Conversion Securities to which he shall be entitled as aforesaid.  In the case of an automatic conversion, such conversion shall be deemed to have been made immediately prior to the close of business on the date of the consummation of the Reverse Merger or the Qualified IPO, as the case may be, and the person or persons entitled to receive the Conversion Securities shall be treated for all purposes as the record holder or holders of such Conversion Securities on such date.

6. Liquidation Preference.

(a) Series A Preferred Stock.  In the event of any liquidation, dissolution or winding up or similar event of the Corporation and/or its operating subsidiary, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Junior Stock by reason of their ownership thereof, the amount of $5,000 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares), respectively, plus all accrued but unpaid dividends on such share for each share of Series A Preferred Stock then held by them.  If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

4

(b) Junior Stock.  If the assets of the Corporation are sufficient to permit the payment to the holders of the Series A Preferred Stock of the amounts called for under paragraph (a) of this Section 6, no additional distributions shall be made to holders of Series A Preferred Stock and the remainder of such assets after the distribution of the amounts called for under paragraph (a) of this Section 6, shall then be distributed pro rata to the holders of Junior Stock.

7. Exclusion of Other Rights.  Unless otherwise required by law, the holders of shares of Series A Preferred Stock shall not have any voting powers, preferences or relative, participating, optional, or other special rights other than those specifically set forth in this Certificate of Designation.

5

IN WITNESS WHEREOF, BioSig Technologies, Inc. has caused this Certificate to be signed by Kenneth L. Londoner, its Chairman and Chief Executive Officer, as of September 6, 2011.

BIOSIG TECHNOLOGIES, INC.

By:     /s/ Kenneth L Londoner
Name: Kenneth L. Londoner
Title:   Chairman & CEO

BioSig Technologies, Inc.
Signature Page to Certificate of Designation, Preferences, Rights and Limitations of
Series A Preferred Stock